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                                                                      Exhibit 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated February 22, 2000 included in or incorporated by reference in the Annual Report of Mandalay Resort Group on Form 10-K for the year ended January 31, 2000 and to all references to our Firm included in this registration statement.


                                                     ARTHUR ANDERSEN LLP





Las Vegas, Nevada
October 3, 2000